                                                                   Exhibit 10.45

                             STOCK PLEDGE AGREEMENT
                             ----------------------

                          DATED as of February 20, 2002



                                     between


                             MEDALLION FUNDING CORP.

                                       and

                          FLEET NATIONAL BANK, as Agent
                               and secured party,
                               for the benefit of

                                  THE BANKS AND

        THE HOLDERS OF COMMERCIAL PAPER ISSUED BY MEDALLION FUNDING CORP.

                                TABLE OF CONTENTS
                                -----------------

    1    Pledge of Stock, etc .........................................  2
    1.1  Pledge of Stock ..............................................  2
    1.2  Intercreditor Agreement ......................................  2
    1.3  Additional Stock .............................................  2
    1.4  Pledge of Cash Collateral Account ............................  2
    2    Definitions ..................................................  2
    3    Security for Obligations .....................................  3
    4    Liquidation, Recapitalization, etc ...........................  3
    4.1  Distributions Paid to Agent ..................................  3
    4.2  Cash Collateral Account ......................................  4
    4.3  Company's Rights to Cash Collateral, etc .....................  4
    5    Warranty of Title; Authority .................................  5
    6    Dividends, Voting, etc., Prior to Maturity ...................  5
    7    Remedies .....................................................  5
    7.1  In General ...................................................  5
    7.2  Sale of Stock Collateral .....................................  6
    7.3  Registration of Stock ........................................ 10
    7.4  Private Sales ................................................ 11
    7.5  Company's Agreements, etc .................................... 10
    7.6  Waiver by Agent or Banks ..................................... 10
    8    Release of Collateral; Subordination of Lien ................. 12
    9    Marshalling .................................................. 13
    10   Company's Obligations Not Affected ........................... 12
    11   Transfer, etc., by Company ................................... 14
    12   Further Assurances ........................................... 14
    13   Agent's Exoneration .......................................... 15
    14   Indemnity .................................................... 16
    15   Banks' Freedom of Dealing .................................... 16
    16   Agent May Perform; Actions of Agent .......................... 16
    17   Agent's Duties ............................................... 17
    18   Resignation of Agent; Successor Agent ........................ 18
    19   No Waiver, etc ............................................... 19
    20   Notice, etc .................................................. 19
    21   Termination .................................................. 19
    22   Overdue Amounts .............................................. 19
    23   CP Holders ................................................... 19
    24   Governing Law; Consent to Jurisdiction ....................... 20
    25   Waiver of Jury Trial ......................................... 20
    26   Miscellaneous ................................................ 20

                             STOCK PLEDGE AGREEMENT
                             ----------------------

         This STOCK PLEDGE AGREEMENT is made as of February 20, 2002, by and between MEDALLION FUNDING CORP., a New York corporation (the "Company"), and FLEET NATIONAL BANK, a national banking association, as agent (hereinafter in such capacity, the "Administrative Agent") for itself and the other banking institutions (hereinafter, collectively, the "Banks") which are or may become parties to an Amended and Restated Loan Agreement dated as of December 24, 1997 (as amended and in effect from time to time, the "Loan Agreement"), among Medallion Funding Corp. ("Funding"), the Banks and the Administrative Agent and as collateral agent for the Administrative Agent, the Banks and the CP Holders (as defined in the Loan Agreement) (in such capacity, the "Agent").

         WHEREAS, the Company is the direct legal and beneficial owner of all of the issued and outstanding shares of each class of the capital stock of the corporation described on Annex A (the "Subsidiary");
                         -------

         WHEREAS, it is a post-closing condition to Amendment No. 6 (as defined in the Loan Agreement) that the Company execute and deliver to the Agent, for the benefit of the Banks and the Agent, a pledge agreement in substantially the form hereof;

         WHEREAS, the Banks are willing to consent to the grant of the security interest in the Collateral to the Agent for the benefit of the CP Holders (in addition to the Banks and the Agent), provided that in the case of each of the CP Holders such security interest granted to the Agent for such CP Holder's benefit shall only be effective to the extent that such CP Holder has (a) designated the Agent as collateral agent for such CP Holder for purposes of this Agreement on terms and conditions satisfactory to the Agent and with duties consistent with those necessary to enable the Agent (in its opinion) to perform its duties as collateral agent under this Agreement, (b) consented to and agreed to be bound by the terms of this Agreement and to the Agent, entering into this Agreement on such CP Holder's behalf, and (c) agreed to indemnify the Agent, in a manner satisfactory to the Agent, with respect to the Agent's responsibilities as collateral agent under this Agreement on such CP Holder's behalf;

         WHEREAS, by accepting the security granted by, and the other benefits of, this Agreement, each CP Holder shall be deemed to have (a) designated the Agent as collateral agent for such CP Holder for purposes of this Agreement on the terms and conditions set forth herein, (b) consented to the terms of this Agreement and to the Agent, entering into this Agreement on such CP Holder's behalf, and (c) agreed to indemnify the Agent, pursuant to the terms of this Agreement, as collateral agent under this Agreement on such CP Holder's behalf; and

         WHEREAS, the Company wishes to grant pledges and security interests in favor of the Agent, for the benefit of the Banks, the CP Holders and the Agent, as herein provided;

         NOW, THEREFORE, in consideration of the premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

          1.  Pledge of Stock, etc.
              ---------------------

                  1.1. Pledge of Stock. The Company hereby pledges, assigns,
                       ---------------
         grants a security interest in, and delivers to the Agent, for the benefit of the Banks, the CP Holders, the Administrative Agent and the Agent, all of the shares of capital stock of the Subsidiary of every class, as more fully described on Annex A hereto, to be held by the
                                           -------
         Agent, for the ratable benefit of the Banks, the CP Holders, the Administrative Agent and the Agent, subject to the terms and conditions hereinafter set forth. The certificates for such shares, accompanied by undated stock powers or other appropriate instruments of assignment thereof duly executed in blank by the Company, have been delivered to the Agent.

                  1.2. Intercreditor Agreement. The Agent, on behalf of itself,
                       -----------------------
         the CP Holders and the Banks, acknowledges and agrees that the Stock Collateral granted to the Agent for the benefit of itself, the CP Holders and the Banks pursuant to this Agreement, shall constitute the "Collateral" as defined in the Intercreditor Agreement and shall be subject to the provisions of the Intercreditor Agreement for so long as the Intercreditor Agreement may be in effect.

                  1.3. Additional Stock. In case the Company shall acquire any
                       ----------------
         additional shares of the capital stock of the Subsidiary or corporation which is the successor of the Subsidiary, or any securities exchangeable for or convertible into shares of such capital stock of any class of the Subsidiary, by purchase, stock dividend, stock split or otherwise, then the Company shall forthwith deliver to and pledge such shares or other securities to the Agent, for the benefit of the Banks, the CP Holders, the Administrative Agent and the Agent, under this Agreement and shall deliver to the Agent forthwith any certificates therefor, accompanied by undated stock powers or other appropriate instruments of assignment duly executed by the Company in blank. The Company agrees that the Agent may from time to time attach as Annex A hereto an updated list of the shares of capital stock or securities at the time pledged with the Agent hereunder.

                  1.4. Pledge of Cash Collateral Account. The Company also
                       ---------------------------------
         hereby pledges, assigns, grants a security interest in, and delivers to the Agent, for the benefit of the Banks, the CP Holders, the Administrative Agent and the Agent, the Cash Collateral Account and all of the Cash Collateral as such terms are hereinafter defined.

          2. Definitions. The term "Obligations" shall have the meaning provided
             -----------
therefor in the Borrower Security Agreement (as defined in the Loan Agreement); all other capitalized terms used herein without definition shall have the respective meanings provided therefor in the Loan Agreement. Terms used herein and not defined in the Loan

Agreement or otherwise defined herein that are defined in the Loan Agreement have such defined meanings herein, unless the context otherwise indicated or requires, and the following terms shall have the following meanings:

         Cash Collateral.  See(S).4.
         ---------------

         Cash Collateral Account.  See(S).4.
         -----------------------

         Stock. The shares of stock described in Annex A attached hereto and any
         -----                                   ----- -
additional shares of stock at the time pledged with the Agent hereunder.

         Stock Collateral. The property at any time pledged to the Agent
         ----------------
hereunder (whether described herein or not) and all income therefrom, increases therein and proceeds thereof, including without limitation that included in Cash Collateral, but excluding from the definition of "Stock Collateral" any income, increases or proceeds received by the Company to the extent expressly permitted by (S).6.

         Time Deposits.  See(S).4.
         -------------

          3. Security for Obligations. This Agreement and the security interest
             ------------------------
in and pledge of the Stock Collateral hereunder are made with and granted to the Agent, for the benefit of the Banks, the CP Holders, the Administrative Agent and the Agent, as security for the payment and performance in full of all the Obligations and of the obligations in respect of the Permitted Debt owing to the CP Holders.

          4.  Liquidation, Recapitalization, etc.
              ----------------------------------

                  4.1. Distributions Paid to Agent. Any sums or other property
                       ---------------------------

         paid or distributed upon or with respect to any of the Stock, whether by dividend or redemption or upon the liquidation or dissolution of the issuer thereof or otherwise, shall, except to the limited extent provided in (S).6, be paid over and delivered to the Agent to be held by the Agent, for the benefit of the Banks, the CP Holders, the Administrative Agent and the Agent, as security for the payment and performance in full of all of the Obligations and of the obligations in respect of the Permitted Debt owing to the CP Holders. In case, pursuant to the recapitalization or reclassification of the capital of the issuer thereof or pursuant to the reorganization thereof, any distribution of capital shall be made on or in respect of any of the Stock or any property shall be distributed upon or with respect to any of the Stock, the property so distributed shall be delivered to the Agent, for the benefit of the Banks, the CP Holders, the Administrative Agent and the Agent, to be held by it as security for the Obligations and of the obligations in respect of the Permitted Debt owing to the CP Holders. Except to the limited extent provided in (S).6, all sums of money and property paid or distributed in respect of the Stock, whether as a dividend or upon such a liquidation, dissolution, recapitalization or reclassification or otherwise, that are received by the Company shall, until paid or delivered to the Agent, be held in trust for the Agent, for the benefit of the Banks, the CP Holders, the Administrative Agent and the Agent, as security for the payment and performance in full of all of the Obligations and of the obligations in respect of the Permitted Debt owing to the CP Holders.

                  4.2. Cash Collateral Account. All sums of money that are
                       -----------------------

         delivered to the Agent pursuant to this (S).4 shall be deposited into an interest bearing account with the Agent (the "Cash Collateral Account"). Some or all of the funds from time to time in the Cash Collateral Account may be invested in time deposits, including, without limitation, certificates of deposit issued by the Agent (such certificates of deposit or other time deposits being hereinafter referred to, collectively, as "Time Deposits"), that are satisfactory to the Agent after consultation with the Company, provided, that, in
                                                           --------
         each such case, arrangements satisfactory to the Agent are made and are in place to perfect and to insure the first priority of the Agent's security interest therein. Interest earned on the Cash Collateral Account and on the Time Deposits, and the principal of the Time Deposits at maturity that is not invested in new Time Deposits, shall be deposited in the Cash Collateral Account. The Cash Collateral Account, all sums from time to time standing to the credit of the Cash Collateral Account, any and all Time Deposits, any and all instruments or other writings evidencing Time Deposits and any and all proceeds or any thereof are hereinafter referred to as the "Cash Collateral."

                  4.3. Company's Rights to Cash Collateral, etc. Except as
                       ----------------------------------------
         otherwise expressly provided in (S).16, the Company shall have no right to withdraw sums from the Cash Collateral Account, to receive any of the Cash Collateral or to require the Agent to part with the Agent's possession of any instruments or other writings evidencing any Time Deposits.

          5. Warranty of Title; Authority. The Company hereby represents and
             ----------------------------
warrants that: (i) the Company has good and marketable title to, and is the sole record and beneficial owner of, the Stock described in (S).1, subject to no pledges, liens, security interests, charges, options, restrictions or other encumbrances except the pledge and security interest created by this Agreement and Permitted Liens, (ii) all of the Stock described in (S).1 is validly issued, fully paid and non-assessable, (iii) the Company has full power, authority and legal right to execute, deliver and perform its obligations under this Agreement and to pledge and grant a security interest in all of the Stock Collateral pursuant to this Agreement, and the execution, delivery and performance hereof and the pledge of and granting of a security interest in the Stock Collateral hereunder have been duly authorized by all necessary corporate or other action and do not contravene any law, rule or regulation or any provision of the Company's charter documents or by-laws or of any judgment, decree or order of any tribunal or of any agreement or instrument to which the Company is a party or by which it or any of its property is bound or affected or constitute a default thereunder, and (iv) the information set forth in Annex A hereto
                                                          ----- -
relating to the Stock is true, correct and complete in all respects. The Company covenants that it will defend the rights of the Banks, the CP Holders, the Administrative Agent and the Agent and security interest of the Agent, for the benefit of the Banks, the CP Holders, the Administrative Agent and the Agent, in such Stock against the claims and demands of all other persons whomsoever. The Company further covenants that it will have the like title to and right to pledge and grant a security interest in the Stock Collateral hereafter pledged or in which a security interest is granted to the Agent hereunder and will likewise defend the rights, pledge and security interest thereof and therein of the Banks, the CP Holders, the Administrative Agent and the Agent.

          6. Dividends, Voting, etc., Prior to Maturity. So long as no Default
             ------------------------------------------
or Event of Default shall have occurred and be continuing, the Company shall be entitled to receive all cash dividends paid in respect of the Stock, to vote the Stock and to give consents, waivers and ratifications in respect of the Stock; provided, however, that no vote shall be cast or consent, waiver or ratification
--------  -------
given by the Company if the effect thereof would in the reasonable judgment of the Required Banks impair any of the Stock Collateral or be inconsistent with or result in any violation of any of the provisions of the Loan Agreement or any of the other Loan Documents. All such rights of the Company to receive cash dividends shall cease in case a Default or an Event of Default shall have occurred and be continuing. All such rights of the Company to vote and give consents, waivers and ratifications with respect to the Stock shall, at the Agent's option, as evidenced by the Agent's notifying the Company of such election, cease in case a Default or an Event of Default shall have occurred and be continuing.

          7.  Remedies.
              ---------

                  7.1. In General. If a Default or an Event of Default shall
                       ----------
         have occurred and be continuing, the Agent shall thereafter have the following rights and remedies (to the extent permitted by applicable law) in addition to the rights and remedies of a secured party under the Uniform Commercial Code of the State of New York (the "New York UCC"), all such rights and remedies being cumulative, not exclusive, and enforceable alternatively, successively or concurrently, at such time or times as the Agent deems expedient:

                           (a) if the Agent so elects and gives notice of such
                  election to the Company, the Agent may vote any or all shares of the Stock (whether or not the same shall have been transferred into its name or the name of its nominee or nominees) for any lawful purpose, including, without limitation, if the Agent so elects, for the liquidation of the assets of the issuer thereof, and give all consents, waivers and ratifications in respect of the Stock and otherwise act with respect thereto as though it were the outright owner thereof (the Company hereby irrevocably constituting and appointing the Agent the proxy and attorney-in-fact of the Company, with full power of substitution, to do so);

                           (b) the Agent may demand, sue for, collect or make
                  any compromise or settlement the Agent deems suitable in respect of any Stock Collateral;

                           (c) the Agent may sell, resell, assign and deliver,
                  or otherwise dispose of any or all of the Stock Collateral, for cash or credit or both and upon such terms at such place or places, at such time or times and to such entities or other persons as the Agent thinks expedient, all without demand for performance by the Company or any notice or advertisement whatsoever except as expressly provided herein or as may otherwise be required by law;

                           (d) the Agent may cause all or any part of the Stock
                  held by it to be transferred into its name or the name of its nominee or nominees; and

                           (e) the Agent may set off against the Obligations and
                  of the obligations in respect of the Permitted Debt owing to the CP Holders any and all sums deposited with it or held by it, including without limitation, any sums standing to the credit of the Cash Collateral Account and any Time Deposits issued by the Agent.

                           (f) Each of the Banks and CP Holders (with the CP
                  Holders being deemed to so agree by accepting the security interests granted hereunder and the other benefits provided hereby) acknowledges and agrees that (i) it shall only have recourse to the Collateral through the Agent and that it shall have no independent recourse to the Collateral and (ii) the Agent shall have no obligation to take any action, or refrain from taking any action, except upon instructions from the Required Banks in accordance with the provisions hereunder. To the extent that the Agent, acting as Agent hereunder, exercises any rights or omits to exercise any rights under this Agreement at any time for the benefit of the Administrative Agent or the Banks (whether requested by the Required Banks thereunder or otherwise) with respect to any of the Collateral, such exercise or omission shall likewise be deemed to be authorized by the CP Holders and the Paying Agent for performance (or omission) by the Agent hereunder for the benefit of the CP Holders. In furtherance of the foregoing, the Agent may exercise (or omit to exercise) all rights requested by the Required Banks under this Agreement without first giving notice or consulting with any CP Holder or the Paying Agent.

                  7.2. Sale of Stock Collateral. In the event of any disposition
                       ------------------------
         of the Stock Collateral as provided in clause (c) of (S).7.1, the Agent shall give to the Company at least five Business Days prior written notice of the time and place of any public sale of the Stock Collateral or of the time after which any private sale or any other intended disposition is to be made. The Company hereby acknowledges that five Business Days prior written notice of such sale or sales shall be reasonable notice. The Agent may enforce its rights hereunder without any other notice and without compliance with any other condition precedent now or hereunder imposed by statute, rule of law or otherwise (all of which are hereby expressly waived by the

         Company, to the fullest extent permitted by law). The Agent may buy any part or all of the Stock Collateral at any public sale and if any part or all of the Stock Collateral is of a type customarily sold in a recognized market or is of the type which is the subject of widely-distributed standard price quotations, the Agent may buy at private sale and may make payments thereof by any means. The Agent may apply the cash proceeds actually received from any sale or other disposition to the reasonable expenses of retaking, holding, preparing for sale, selling and the like, to reasonable attorneys' fees, travel and all other expenses which may be incurred by the Agent in attempting to collect the Obligations and of the obligations in respect of the Permitted Debt owing to the CP Holders or to enforce this Agreement or in the prosecution or defense of any action or proceeding related to the subject matter of this Agreement, and then to the Obligations and of the obligations in respect of the Permitted Debt owing to the CP Holders in accordance with this (S).7.2. The proceeds of any collection or sale of, or other realization upon, all or any part of the Stock Collateral shall be applied by the Agent, following application of such proceeds in accordance with the terms of Section 5 of the Intercreditor Agreement in the following order of priority:

                  first, to payment of the expenses of sale or other realization, including reasonable compensation to the Agent and its agents and counsel and all expenses, liabilities, advances incurred or made by the Agent in connection therewith, and any other unreimbursed expenses for which the Agent is to be reimbursed under this Agreement;

                  second, to the payment of the Obligations (after taking into account amounts not then due and payable) and of the obligations in respect of the Permitted Debt owing to the CP Holders and the CP Debt (to the extent it constitutes Permitted Debt), pro rata in accordance
                                                        --- ----
         with the respective outstanding balances thereof (including principal, interest, fees and all other amounts due thereunder); and

                  third, after indefeasible payment in full of all Obligations and of the obligations in respect of the Permitted Debt owing to the CP Holders and all CP Debt, to payment to the Company or Funding or its successors and assigns, or as a court of competent jurisdiction may direct, of any surplus then remaining from such proceeds.

                  The Agent may make distributions hereunder in cash or in kind, but such distributions to the Banks shall in all events be made pro rata on the basis of the respective Exposure Percentages of the Obligations and of the obligations in respect of the Permitted Debt owing to the CP Holders. Distributions made under clause "second" above may also be made in a combination of cash or property, but distributions to the Banks shall be made pro rata on the basis of the respective Exposure Percentages of the Obligations and of the obligations in respect of the

         Permitted Debt owing to the CP Holders. Distributions made under clauses "first" and "third" may also be made in a combination of cash or property. Any deficiency remaining, after application of such cash or cash proceeds to the Obligations and of the obligations in respect of the Permitted Debt owing to the CP Holders, shall continue to be Obligations and of the obligations in respect of the Permitted Debt owing to the CP Holders for which the Company or Funding remains liable.

                  In making the determinations and allocations required by this
         (S).7.2 or otherwise by this Agreement, the Agent may rely upon information supplied by the Banks as to the amounts of the Obligations and of the obligations in respect of the Permitted Debt owing to the CP Holders held by them and supplied by the CP Holders or the Paying Agent as to the amounts owed on the CP Debt, or as to other matters (with each such matter being conclusively deemed to be proved or established by a certificate executed by an officer of such Person), and the Agent shall have no liability to any of the Banks, the Paying Agent or any of the CP Holders for actions taken in reliance upon such information. All distributions made by the Agent pursuant to this (S).7.2 shall be final, and the Agent shall have no duty to inquire as to the application by the Banks, the Paying Agent or the CP Holders of any amount distributed to them. However, if at any time the Agent determines that an allocation was based upon a mistake of fact (including without limitation, mistakes based on an assumption that principal or interest or any other amount has been paid by payments that are subsequently recovered from the recipient thereof through the operation of any bankruptcy, reorganization, insolvency or other laws or otherwise), the Agent may in its discretion, but shall not, subject to this (S).7.2, be obligated to, adjust subsequent allocations and distributions hereunder so that, on a cumulative basis, the Banks and the CP Holders receive the distributions to which they would have been entitled if such mistake of fact had not been made. If any dispute or disagreement shall arise as to the allocation of any sum of money received by the Agent hereunder or under any Security Document, the Agent shall have the right to deliver such sum to a court of competent jurisdiction and therein commence an action for interpleader. If, through the operation of any bankruptcy, reorganization, insolvency or other laws or otherwise, the security interests created hereby are enforced with respect to some, but not all, of the Obligations and of the obligations in respect of the Permitted Debt owing to the CP Holders and the CP Debt, the Agent shall nonetheless apply the proceeds for the benefit of the Banks and the CP Holders in the proportion and subject to the priorities of (S).7.2 hereof. Only after such applications, and after payment by the Agent of any amount required by Sections 9-615(a)(3) and 9-615(b) of the New York UCC, need the Agent account to the Company for any surplus. To the extent that any of the Obligations and of the obligations in respect of the Permitted Debt owing to the CP Holders are to be paid or performed by a person other than the Company, the Company, to the extent permitted by law, waives and agrees not to assert any rights or privileges which it may have under Sections 9-210, 9-620, 9-621, 9-623, and 9-625 of the New York
         UCC.

                  If any Bank, the Paying Agent or any CP Holder (with the CP Holders being deemed to so agree by accepting the security interests granted hereunder and the other benefits provided hereby) acquires custody, control or possession of any Stock Collateral or proceeds therefrom, other than pursuant to the terms of this Agreement, such Bank, the Paying Agent or such CP Holder shall promptly cause such Stock Collateral or proceeds to be delivered to or put in the custody, possession or control of the Agent or, if the Agent shall so designate, an agent of the Agent (which agent may be a branch or affiliate of the Agent, the Administrative Agent or any Bank) in the same form of payment received, with appropriate endorsements, in the country in which such Stock Collateral is held for distribution in accordance with the provisions of this Section. Until such time as the provisions of the immediately preceding sentence have been complied with, such Bank, the Paying Agent or such CP Holder shall be deemed to hold such Stock Collateral and proceeds in trust for the Agent.

                  7.3. Registration of Stock. If the Agent shall determine to
                       ---------------------
         exercise its right to sell any or all of the Stock pursuant to this
         (S).7, and if in the opinion of counsel for the Agent it is necessary, or if in the reasonable opinion of the Agent it is advisable, to have the Stock, or that portion thereof to be sold, registered under the provisions of the Securities Act of 1933, as amended (the "Securities Act"), the Company agrees to use its best efforts to cause the issuer of the Stock contemplated to be sold, to execute and deliver, and cause the directors and officers of such issuer to execute and deliver, all at the Company's expense, all such instruments and documents, and to do or cause to be done all such other acts and things as may be necessary or, in the reasonable opinion of the Agent, advisable to register such Stock under the provisions of the Securities Act and to cause the registration statement relating thereto to become effective and to remain effective for a period of 9 months from the date such registration statement became effective, and to make all amendments thereto or to the related prospectus or both that, in the reasonable opinion of the Agent, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto. The Company agrees to use its best efforts to cause such issuer to comply with the provisions of the securities or "Blue Sky" laws of any jurisdiction which the Agent shall designate and to cause such issuer to make available to its security holders, as soon as practicable, an earnings statement (which need not be audited) which will satisfy the provisions of (S).11(a) of the Securities Act.

                  7.4. Private Sales. The Company recognizes that the Agent may
                       -------------
         be unable to effect a public sale of the Stock by reason of certain prohibitions contained in the Securities Act, federal banking laws, and other applicable laws, but may be compelled to resort to one or more private sales thereof to a restricted group of purchasers. The Company agrees that any such private sales may be at prices and other terms less favorable to the seller than if sold at public sales and that such private sales shall not by reason thereof be deemed not to have been made in a commercially reasonable manner. The Agent shall be under no obligation to delay a sale of any of the Stock for the period of time necessary to permit the issuer of such securities to register such securities for public sale under the Securities Act, or such other federal banking or other applicable laws, even if the issuer would agree to do so. Subject to the foregoing, the Agent agrees that any sale of the Stock shall be made in a commercially reasonable manner, and the Company agrees to use its best efforts to cause the issuer of the Stock contemplated to be sold, to execute and deliver, and cause the directors and officers of such issuer to execute and deliver, all at the Company's expense, all such instruments and documents, and to do or cause to be done all such other acts and things as may be necessary or, in the reasonable opinion of the Agent, advisable to exempt such Stock from registration under the provisions of the Securities Act, and to make all amendments to such instruments and documents which, in the opinion of the Agent, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto. The Company further agrees to use its best efforts to cause such issuer to comply with the provisions of the securities or "Blue Sky" laws of any jurisdiction which the Agent shall designate and, if required, to cause such issuer to make available to its security holders, as soon as practicable, an earnings statement (which need not be audited) which will satisfy the provisions of (S).11(a) of the Securities Act.

                  7.5. Company's Agreements, etc. The Company further agrees to
                       -------------------------
         do or cause to be done all such other acts and things as may be reasonably necessary to make any sales of any portion or all of the Stock pursuant to this (S).7 valid and binding and in compliance with any and all applicable laws (including, without limitation, the Securities Act, the Securities Exchange Act of 1934, as amended, the rules and regulations of the Securities and Exchange Commission applicable thereto and all applicable state securities or "Blue Sky"
         laws), regulations, orders, writs, injunctions, decrees or awards of any and all courts, arbitrators or governmental instrumentalities, domestic or foreign, having jurisdiction over any such sale or sales, all at the Company's expense. The Company further agrees that a breach of any of the covenants contained in this (S).7 will cause irreparable injury to the Agent, the CP Holders, the Administrative Agent and the Banks, that the Agent, the CP Holders, the Administrative Agent and the Banks have no adequate remedy at law in respect of such breach and, as a consequence, agrees that each and every covenant contained in this
         (S).7 shall be specifically enforceable against the Company by the Agent and the Company hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants.

                  7.6  Waiver by Agent or Banks. The Agent's or any Bank's
                       ------------------------
         failure at any time or times hereafter to require strict performance by either the Company or Funding of any of the provisions, warranties, terms and conditions contained in this Agreement or any of the Loan Documents shall not waive, affect or diminish any right of the Agent, the Administrative Agent or any Bank at any time or times hereafter to demand strict performance therewith and with respect to any other provisions, warranties, terms and conditions contained in this Agreement or any of the Loan Documents, and any waiver of any Default or Event of Default shall not waive or affect any other Default or Event of Default, whether prior or subsequent thereto, and whether of the same or a different type. None of the warranties, conditions, provisions and terms contained in this Agreement or any other Loan Documents shall be deemed to have been waived by any act or knowledge of the Agent, the Administrative Agent or any Bank, or their respective agents, officers or employees except by an instrument in writing signed by an officer of the Agent, the Administrative Agent or such Bank and directed to the Company or Funding specifying such waiver.

         8. Release of Collateral; Subordination of Lien. To the extent
            --------------------------------------------
permitted by the Loan Agreement and the Intercreditor Agreement, the Agent, for the benefit of itself, the Banks, the Administrative Agent and the CP Holders is hereby authorized, upon receipt of a request from either the Company or Funding, to release any Stock Collateral and to provide such releases with respect to any Stock Collateral in connection with any sale, exchange or other disposition thereof permitted under the Loan Agreement so long as (i) the Agent obtains a first priority perfected security interest in any non-cash proceeds of such sale, exchange or other disposition and (ii) any net cash proceeds of such sale, exchange or other disposition are paid in accordance with the provisions hereunder. Whether or not so instructed by the Required Banks, the Agent may release any Stock Collateral and may provide any release, termination statement or instrument of subordination required by order of a court of competent jurisdiction or otherwise required by applicable law. To the extent permitted by the Loan Agreement, the Agent shall, on the written instructions of the Required Banks, subordinate by written instrument the lien on all or any portion of the Stock Collateral to any other lender extending to the Company or Funding indebtedness permitted by the terms of the Loan Agreement.

         9. Marshalling; Obligations Secured by Property Other Than Stock
            -------------------------------------------------------------
Collateral. None of the Agent, the Administrative Agent, any Bank, or any CP
----------
Holder shall be required to marshal any present or future collateral security for (including but not limited to this Agreement and the Stock Collateral), or other assurances of payment of, the Obligations and of the obligations in respect of the Permitted Debt owing to the CP Holders or any of them, or to resort to such collateral security or other assurances of payment in any particular order. All of the Agent's rights hereunder and of the Banks, the CP Holders, the Administrative Agent and the Agent in respect of such collateral security and other assurances of payment shall be cumulative and in addition to all other rights, however existing or arising. To the extent that it lawfully may, the Company hereby agrees that it will not invoke any law relating to the marshalling of collateral that might cause delay in or impede the enforcement of the Agent's rights under this Agreement or under any other instrument evidencing any of the Obligations and of the obligations in respect of the Permitted Debt owing to the CP Holders or under which any of the Obligations and of the obligations in respect of the Permitted Debt owing to the CP Holders is outstanding or by which any of the Obligations and of the obligations in respect of the Permitted Debt owing to the CP Holders is secured or payment thereof is otherwise assured, and to the extent that it lawfully may the Company hereby irrevocably waives the benefits of all such laws. To the extent that the Obligations are now or hereafter secured by property other than the Stock Collateral, or by a guarantee, endorsement or property of any other Person, then the Agent shall have the right to, and upon the direction of the Required Banks shall, proceed against such other property, guarantee or endorsement upon the occurrence of a Default and during the continuance of an Event of Default, and the Agent shall have the right, with the consent of the Required Banks, to determine which rights, security, liens, security interests or remedies the Agent shall at any time pursue, relinquish, subordinate, modify or take any other action with respect thereto, without in any way modifying or affecting any of them or any of the Agent's rights or any of the Banks' rights under the Obligations, this Agreement or any other Loan Document.

         10. Company's Obligations Not Affected. The obligations of the Company
             ----------------------------------
hereunder shall remain in full force and effect without regard to, and shall not be impaired by (i) any exercise or nonexercise, or any waiver, by the Agent, any CP Holder, the Administrative Agent or any Bank of any right, remedy, power or privilege under or in respect of any of the Obligations and of the obligations in respect of the Permitted Debt owing to the CP Holders or any security therefor (including this Agreement); (ii) any amendment to or modification of the Loan Agreement, the other Loan Documents or any of the Obligations or of the obligations in respect of the Permitted Debt owing to the CP Holders; (iii) any amendment to or modification of any instrument (other than this Agreement) securing any of the Obligations or of the obligations in respect of the Permitted Debt owing to the CP Holders, including, without limitation, any of the Security Documents; or (iv) the taking of additional security for, or any other assurances of payment of, any of the Obligations and of the obligations in respect of the Permitted Debt owing to the CP Holders or the release or discharge or termination of any security or other assurances of payment or performance for any of the Obligations or of the obligations in respect of the Permitted Debt owing to the CP Holders; whether or not the Company shall have notice or knowledge of any of the foregoing.

          11. Transfer, etc., by Company. Without the prior written consent of
              --------------------------
the Agent, the Company will not sell, assign, transfer or otherwise dispose of, grant any option with respect to, or pledge or grant any security interest in or otherwise encumber or restrict any of the Stock Collateral or any interest therein, except for the pledge thereof and security interest therein provided for in this Agreement and the Security Agreement dated as of December 24, 1997, as amended to date among the Company and Fleet National Bank, as agent, for the benefit of itself, certain other financial institutions and certain commercial paper holders named therein.

          12. Further Assurances. The Company will do all such acts, and will
              ------------------
furnish to the Agent all such financing statements, certificates, legal opinions and other documents and will obtain all such governmental consents and corporate approvals and will do or cause to be done all such other things as the Agent may reasonably request from time to time in order to give full effect to this Agreement and to secure the rights of the CP Holders, the Banks, the Administrative Agent and the Agent hereunder, all without any cost or expense to the Agent, any CP Holder, the Administrative Agent or any Bank. If the Agent so elects, a photocopy of this Agreement may at any time and from time to time be filed by the Agent as a financing statement in any recording office in any jurisdiction.

          13.  Agent's Exoneration.
               -------------------

                  (a) Under no circumstances shall the Agent be deemed to assume any responsibility for or obligation or duty with respect to any part or all of the Stock Collateral of any nature or kind or any matter or proceedings arising out of or relating thereto, other than (i) to exercise reasonable care in the physical custody of the Stock Collateral and (ii) after a Default or an Event of Default shall have occurred and be continuing to act in a commercially reasonable manner. Neither the Agent, any CP Holder, the Administrative Agent nor any Bank shall be required to take any action of any kind to collect, preserve or protect its or the Company's rights in the Stock Collateral or against other parties thereto. The Agent's prior recourse to any part or all of the Stock Collateral shall not constitute a condition of any demand, suit or proceeding for payment or collection of any of the Obligations and of the obligations in respect of the Permitted Debt owing to the CP Holders

                  (b) If at any time or times hereafter the Agent employs counsel for advice with respect to this Agreement or any Other Agreements, or to intervene, file a petition, answer, motion or other pleading in any suit or proceeding relating to this Agreement or any Other Agreements (including, without limitation, the interpretation or administration, or the amendment, waiver or consent with respect to any term, of this Agreement or any Other Agreements), or relating to any Stock Collateral; or to protect, take possession of, or liquidate any Stock Collateral, or to attempt to enforce any security interest or lien in any Stock Collateral, or to represent the Agent in any pending or threatened litigation with respect to the affairs of Funding in any way relating to any of the Stock Collateral or to the Obligations and of the obligations in respect of the Permitted Debt owing to the CP Holders or to enforce any rights of the Agent, the Administrative Agent, any Bank, the Paying Agent or the CP Holders or liabilities of Funding, any Person to whom Funding has made a Loan, or any Person which may be obligated to the Agent, the Administrative Agent, the CP Holders or such Bank by virtue of this Agreement or any Other Agreement, instrument or document now or hereafter delivered to the Agent, any Bank, the Paying Agent, the Administrative Agent, the CP Holders or any CP Holder by or for the benefit of Funding, then in any of such events, all of the reasonable attorneys' fees actually incurred arising from such services, and any expenses, costs and charges relating thereto, shall be Obligations and of the obligations in respect of the Permitted Debt owing to the CP Holders secured by the Stock Collateral.

         14. Indemnity. Each of the Banks and the CP Holders (with the CP
             ---------
Holders being deemed to so agree by accepting the security interests granted hereunder and the other benefits provided hereby) severally agree (i) to reimburse the Agent, on demand, in the amount of its pro rata share, for any
                                                     --- ----
expenses referred to in this (S).14 which shall not have been reimbursed or paid by Funding or paid from the proceeds of Stock Collateral as provided herein and
(ii) to indemnify and hold harmless the Agent and its directors, officers, employees and agents, on demand, in the amount of such pro rata share,
                                                                 --- ----
from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements referred to in this (S).14, to the extent the same shall not have been reimbursed by Funding or paid from the proceeds of Stock Collateral as provided herein; provided that no Bank or CP Holder shall be liable to the Agent for any portion
--------
of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting solely from the gross negligence or willful misconduct of the Agent or any of its directors, officers, employees or agents as determined by a final non-appealable order of a court of competent jurisdiction. For the purposes of this (S).14, pro rata
                                                                  --- ----
shares at any time shall be determined based upon the aggregate exposures (in the case of the Banks), or the Commercial Paper (in the case of the CP Holders) at the time such expenses were incurred.

         15. Banks' Freedom of Dealing. Each CP Holder agrees, with respect to
             -------------------------
the Obligations and the obligations in respect of the Permitted Debt owing to the CP Holders, any and all guaranties thereof and any and all Stock Collateral, that Funding and the Banks may agree to increase the amount of the Obligations and of the obligations in respect of the Permitted Debt owing to the CP Holders or otherwise modify or waive the terms of any of the Loan Agreement, the Obligations and of the obligations in respect of the Permitted Debt owing to the CP Holders or the other Loan Documents, and the Banks may grant extensions of the time of payment or performance to and make compromises, including releases of guaranties, collateral which is not Stock Collateral, and settlements with Funding and all other Persons, in each case without the consent of any CP Holder or the Paying Agent for which it acts and without affecting the agreements of the CP Holders or Funding contained in this Agreement.

         16. Agent May Perform; Actions of Agent. If Funding fails to perform
             -----------------------------------
any agreement contained herein, the Agent may (but shall not be required to) itself perform, or cause performance of, such agreement, and the expenses of the Agent incurred in connection therewith shall be payable by Funding, together with interest thereon at the rate specified in (S).2.6 of the Loan Agreement, and until so paid shall be deemed part of the Obligations. The Agent shall not be obligated to take any action under this Agreement except for the performance of such duties as are specifically set forth herein. Subject to the other provisions of this Agreement, the Loan Agreement and the other Loan Documents, the Agent shall take any action under or with respect to this Agreement which is requested by the Required Banks and which is not inconsistent with or contrary to the provisions of this Agreement or the Loan Documents. The Agent shall have the right to decline to follow any such direction if the Agent, being advised by counsel, determines that the directed action is not permitted by the terms of this Agreement or the other Loan Documents, may not lawfully be taken or would involve it in personal liability, and the Agent shall not be required to take any such action unless any indemnity which is required hereunder in respect of such action has been provided. Subject to the other requirements of this Agreement the Agent may rely on any such direction given to it by the Required Banks and shall be fully protected, and shall under no circumstances (absent the gross negligence or willful misconduct of the Agent) be liable to Funding, any Bank, the Administrative Agent, any CP Holder, the Paying Agent or any other Person for taking or refraining from taking action in accordance therewith. The Agent may consult with counsel and shall be fully protected in taking any action hereunder in accordance with any advice of such counsel. The Agent shall have the right but not the obligation at any time to seek instructions concerning the administration of this Agreement, the duties created hereunder, or any of the Stock Collateral from any court of competent jurisdiction.

          At such time as all Obligations have been repaid in full and there are no commitments to incur further Obligations, the Agent shall take instructions from the holders of a majority of the CP Debt or their representative.

         17. Agent's Duties. The powers conferred on the Agent hereunder are
             --------------
solely to protect its interest and the interests of the Banks and the CP Holders in the Stock Collateral and shall not impose any duty upon it to exercise any such powers except as provided herein. Except for the safe custody of any Stock Collateral in its possession and the accounting for monies actually received by it hereunder and performing its other express duties hereunder, the Agent shall have no duty as to any Stock Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Stock Collateral. The Agent shall not be responsible in any manner whatsoever for the correctness of any recitals, statements, representations or warranties contained herein, except for those made by it herein. The Agent makes no representation as to the value or condition of the Stock Collateral or any part thereof, as to the title of the Company to the Stock Collateral, as to the security afforded by this Agreement or as to the validity, execution, enforceability, legality or sufficiency of this Agreement, and the Agent shall incur no liability or responsibility in respect of any such matters. The Agent shall not be responsible for insuring the Stock Collateral, for the payment of taxes, charges, assessments or liens upon the Stock Collateral or otherwise as to the maintenance of the Stock Collateral.

         The Agent may execute any of the powers granted under this Agreement and perform any duty hereunder or thereunder either directly or by or through agents or attorneys-in-fact, and shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it with reasonable care. In no event will the Agent or any officer, agent or representative thereof be responsible for the consequences of any oversight or error of judgment whatsoever, or personally liable for any action taken or omitted to be taken, except that such Person may be liable due to its willful misconduct or gross negligence. Neither the Agent nor any officer, agent or representative thereof shall be personally liable for any action taken by any such Person in accordance with any notice given by the Required Banks pursuant to the terms of this Agreement even if, at the time such action is taken by any such Person, the Required Banks are not entitled to give such notice, except where the account officer of the Agent active upon Funding's accounts has actual knowledge that such Required Banks are not entitled to give such notice.

         18.  Resignation of Agent; Successor Agent.
              -------------------------------------

         (a) The Agent may at any time resign by giving ten (10) days prior written notice thereof to each Bank, the Administrative Agent, the Paying Agent, the Company and Funding, provided that no resignation shall be effective until a
                         --------
successor for the Agent is appointed. Upon such resignation, the Required Banks (or, if the Obligations have been paid in full and the Revolving Credit Commitments have terminated, the Paying Agent) shall have the right to appoint a successor Agent. If no successor Agent shall have been so appointed and shall have accepted such appointment within thirty (30) days after the retiring Agent's giving of notice of resignation, then the retiring Agent may, on behalf of the Required Banks or the Paying Agent, as applicable, appoint a successor Agent, which shall be a bank or trust company incorporated and doing business within the United States of America having a combined capital and surplus of at least $250,000,000. Upon the acceptance of any appointment as Agent hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations hereunder. After any retiring Agent's resignation, the provisions of this Agreement shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as Agent.

          (b) In the event a successor agent is appointed pursuant to the provisions of (S).11.4 of the Loan Agreement, such successor agent shall succeed to the rights, powers and duties of the Agent hereunder, and the term "Agent" shall mean such successor agent effective upon its appointment, and the former Agent's rights, powers and duties as Agent shall be terminated, without any other or further act or deed on the part of such former Agent or any of the parties to the Loan Agreement or any holders of the Revolving Credit Notes or Term Notes. Such former Agent agrees to take such actions as are reasonably necessary to effectuate the transfer of its rights, powers and duties to such successor agent.

          19. No Waiver, etc. Neither this Agreement nor any term hereof may be
              --------------
changed, waived, discharged or terminated except by a written instrument expressly referring to this Agreement and to the provisions so modified or limited, and executed by the Agent, with the consent of the Required Banks (or, if required by the Loan Agreement, with the consent of all of the Banks), and the Company. No act, failure or delay by the Agent shall constitute a waiver of its rights and remedies hereunder or otherwise. No single or partial waiver by the Agent of any default or right or remedy that it may have shall operate as a waiver of any other default, right or remedy or of the same default, right or remedy on a future occasion. The Company hereby waives presentment, notice of dishonor and protest of all instruments, included in or evidencing any of the Obligations and of the obligations in respect of the Permitted Debt owing to the CP Holders or the Stock Collateral, and any and all other notices and demands whatsoever (except as expressly provided herein or in the Loan Agreement).

          20. Notice, etc. All notices, requests and other communications
              -----------
hereunder shall be made in the manner set forth in (S).10.4 of the Loan
Agreement.

          21. Termination. Upon final payment and performance in full of the
              -----------
Obligations and of the obligations in respect of the Permitted Debt owing to the CP Holders, this Agreement shall terminate and the Agent shall, at the Company's request and expense, return such Stock Collateral in the possession or control of the Agent as has not theretofore been disposed of pursuant to the provisions hereof, together with any moneys and other property at the time held by the Agent hereunder.

          22. Overdue Amounts. Until paid, all amounts due and payable by the
              ---------------
Company hereunder shall be a debt secured by the Stock Collateral and shall bear, whether before or after judgment, interest at the rate of interest for overdue principal set forth in the Loan Agreement.

          23. CP Holders. By accepting the security granted by, and the other
              ----------
benefits of, this Agreement, each CP Holder is hereby deemed to have (a) designated the Agent as collateral agent for such CP Holder for purposes of this Agreement on the terms and conditions set forth herein, (b) consented to and agreed to be bound by the terms of this Agreement and to the Agent, in its capacity as collateral agent, entering into this Agreement on such CP Holder's behalf, and (c) agreed to indemnify the Agent, in its capacity as collateral agent, pursuant to the terms of this Agreement, with respect to the Agent's responsibilities as collateral agent under this Agreement on such CP Holder's behalf.

          24. Governing Law; Consent to Jurisdiction. THIS AGREEMENT IS INTENDED
              --------------------------------------
TO TAKE EFFECT AS A SEALED INSTRUMENT AND SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. The Company agrees that any suit for the enforcement of this Agreement may be brought in the courts of the State of New York or any federal court sitting therein and consents to the non-exclusive jurisdiction of such court and to service of process in any such suit being made upon the Company by mail at the address specified in (S).10.4 of the Loan Agreement. The Company hereby waives any objection that it may now or hereafter have to the venue of any such suit or any such court or that such suit is brought in an inconvenient court.

          25. Waiver of Jury Trial. THE COMPANY WAIVES ITS RIGHT TO A JURY TRIAL
              --------------------
WITH RESPECT TO ANY ACTION OR CLAIM ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS AGREEMENT, ANY RIGHTS OR OBLIGATIONS HEREUNDER OR THE PERFORMANCE OF ANY SUCH RIGHTS OR OBLIGATIONS. Except as prohibited by law, the Company waives any right which it may have to claim or recover in any litigation referred to in the preceding sentence any special, exemplary, punitive or consequential damages or any damages other than, or in addition to, actual damages. The Company (i) certifies that neither the Agent, the Administrative Agent, any CP Holder or any Bank nor any representative, agent or attorney of the Agent, the Administrative Agent, any CP Holder or any Bank has represented, expressly or otherwise, that the Agent, the Administrative Agent, any CP Holder or any Bank would not, in the event of litigation, seek to enforce the foregoing waivers and (ii) acknowledges that, in entering into the Loan Agreement and the other Loan Documents to which the Agent is a party, the Agent, the Administrative Agent, the CP Holders and the Banks are relying upon, among other things, the waivers and certifications contained in this (S).25.

          26. Miscellaneous. The headings of each section of this Agreement are
              -------------
for convenience only and shall not define or limit the provisions thereof. This Agreement and all rights and obligations hereunder shall be binding upon the Company and its respective successors and assigns, and shall inure to the benefit of the Agent, the Administrative Agent, the CP Holders and the Banks and their respective successors and assigns. If any term of this Agreement shall be held to be invalid, illegal or unenforceable, the validity of all other terms hereof shall be in no way affected thereby, and this Agreement shall be construed and be enforceable as if such invalid, illegal or unenforceable term had not been included herein. The Company may not assign any of its obligations hereunder without the prior written consent of the Agent and the Banks (and any such assignment without such consent shall be null and void). The Company acknowledges receipt of a copy of this Agreement.

         IN WITNESS WHEREOF, intending to be legally bound, the Company and the Agent have caused this Agreement to be executed as of the date first above written.

                                           MEDALLION FUNDING CORP.

                                           By: /s/ Alvin Murstein
                                               ---------------------------------
                                                  Alvin Murstein
                                                  President

                                           By: /s/ James E. Jack
                                               ---------------------------------
                                                  James E. Jack
                                                  Executive Vice President &
                                                  Chief Financial Officer

                                           FLEET NATIONAL BANK, as Agent

                                           By: /s/ Kevin J. Foley
                                               ---------------------------------
                                                  Name:  Kevin J. Foley
                                                  Title:  Senior Vice President

         The undersigned Subsidiary hereby joins in the above Agreement for the sole purpose of consenting to and being bound by the provisions of (S).4.1, 6 and 7 thereof, the undersigned hereby agreeing to cooperate fully and in good faith with the Agent and the Company in carrying out such provisions.

                                           MEDALLION FUNDING CHICAGO CORP.

                                           By: /s/ Alvin Murstein
                                               ---------------------------------
                                                  Alvin Murstein
                                                  Chairman & Chief Executive
                                                  Officer

                                           By: /s/ James E. Jack
                                               ---------------------------------
                                                  James E. Jack
                                                  Chief Financial Officer

                           ANNEX A TO PLEDGE AGREEMENT

         The issuer has no authorized, issued or outstanding shares of its capital stock of any class or any commitments to issue any shares of its capital stock of any class or any securities convertible into or exchangeable for any shares of its capital stock of any class except as otherwise stated in this Annex A.
----- -

                                                  Number of      Number of      Number of      Par or
                   Record          Class of      Authorized       Issued       Outstanding   Liquidation
  Issuer           Owner           Shares          Shares         Shares         Shares         Value
  ------           ------          --------      ----------     ----------     -----------     --------
Medallion         Medallion         Common          1000           1000           1000          $0.01
Funding Chicago   Funding
Corp.             Corp.